Exhibit 10.9

EXECUTION COPY

FIRST AMENDMENT TO FORBEARANCE AGREEMENT

AND EIGHTH AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FORBEARANCE AGREEMENT AND EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of June 29, 2009, is entered by and among PANTHER II TRANSPORTATION, INC., an Ohio corporation (“Borrower”), PANTHER EXPEDITED SERVICES, INC., a Delaware corporation f/k/a PTHR Holdings, Inc. (“Holdings”). PANTHER II, INC., an Ohio corporation f/k/a Sokolowski, Inc. (“Panther Sub”), ELITE TRANSPORTATION SERVICES, LLC d/b/a Elite Logistics Worldwide, an Oregon limited liability company (“Elite”), KEY TRANSPORTATION SERVICES, INC., a Texas corporation (“Integres Sub”), INTEGRES GLOBAL LOGISTICS, INC., a Delaware corporation (“Integres”: Borrower, Holdings, Panther Sub, Elite, Integres Sub and Integres are collectively referred to herein as the “Loan Parties” and each individually as a “Loan Party”), ANTARES CAPITAL CORPORATION, as administrative agent (the “Agent”) for the several financial institutions from time to time party to the Credit Agreement described below (collectively, the “Lenders” and individually each a “Lender”) and for itself as a Lender, and the other Lenders signatory hereto.

W I T N E S S E T H:

WHEREAS, Borrower, Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of January 11, 2006 (as the same has been amended pursuant to (a) that certain Consent, Waiver and First Amendment to Amended and Restated Credit Agreement dated as of July 21, 2006, (b) that certain Second Amendment to Amended and Restated Credit Agreement dated as of February 28, 2007, (c) that certain Consent and Third Amendment to Amended and Restated Credit Agreement dated as of March 20, 2007, (d) that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of May 23, 2007, (e) that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of November 29, 2007, (f) that certain Consent and Sixth Amendment to Amended and Restated Credit Agreement dated as of October 7, 2008 and (g) that certain Forbearance Agreement and Seventh Amendment to Credit Agreement dated as of April 6, 2009, and as the same hereafter may be further amended, modified, restated or otherwise supplemented from time to time, the “Credit Agreement”);

WHEREAS, Loan Parties, Agent and the Lenders party thereto have entered into that certain Forbearance Agreement and Seventh Amendment to Credit Agreement dated as of April 6, 2009 (as the same has been amended, restated, supplemented or otherwise modified from time to time, including pursuant to this Agreement, the “Forbearance Agreement”); and

WHEREAS, Agent, the Lenders party hereto and Loan Parties have agreed to amend the Forbearance Agreement and the Credit Agreement in certain respects as more specifically set forth herein, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and subject to the terms and conditions hereof, the Agent, the Lenders and the Loan Parties hereby agree as follows:

Section 1. Defined Terms. All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement or, if not defined in the Credit Agreement, in the Forbearance Agreement.

Section 2. Amendments to Forbearance Agreement.

(a) Section 1 of the Forbearance Agreement is hereby amended by amending and restating the definition of the term “Forbearance Termination Date” in its entirety to read as follows:

Forbearance Termination Date shall mean the earlier to occur of (i) 12:00 p.m. (Chicago time) August 31, 2009, or such later date as the Agent and the Required Lenders shall agree in writing, and (ii) the date on which the forbearance effectuated hereby ceases due to the occurrence of any of the events described in Section 7 hereof.

(b) Recital F of the Forbearance Agreement is hereby amended and restated in its entirety to read as follows:

F. The Agent and the Lenders have been made aware that certain Events of Default have occurred and are continuing pursuant to (i) Section 7.1(c) of the Credit Agreement as a result of Borrower’s failure to comply with (A) the Senior Leverage Ratio covenant set forth in Section 6.2 of the Credit Agreement for the twelve (12) month periods ended March 31, 2009 and June 30, 2009, (B) the Fixed Charge Coverage Ratio covenant set forth in Section 6.3 of the Credit Agreement for the twelve (12) month periods ended March 31, 2009 and June 30, 2009 and (C) the Interest Coverage Ratio covenant set forth in Section 6.4 of the Credit Agreement for the twelve (12) month periods ended March 31, 2009 and June 30, 2009 and (ii) Section 7.1(e) of the Credit Agreement as a result of corresponding events of default under the Subordinated Indebtedness Documents (the Events of Default specified in clauses (i) and (ii), collectively, the “Designated Events of Default”).

Section 3. Amendments to Credit Agreement.

(a) Section 4.1 of the Credit Agreement is hereby amended by amending and restating the last two provisos at the end of clause (a) thereto in their entirety to read as follows:

“; provided, however, that the audited financial statements described herein for the fiscal year ended December 31, 2008 (the “2008 Audited Financials”) shall be delivered no later than the earlier of (i) September 30, 2009 and (ii) the date that is thirty (30) days after the

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effective date of any amendment to this Agreement entered into after the Forbearance Effective Date”.

(b) Section 5.7 of the Credit Agreement is hereby amended by amending and restating the second sentence of the third proviso to clause (d) thereof in its entirety to read as follows:

“Notwithstanding the foregoing, such fees and expenses shall continue to accrue during the Forbearance Period and any such accrued fees and expenses may later be paid, but only to the extent that (A) both before and after giving effect to any such payment, the Senior Leverage Ratio, recomputed for the most recent twelve month period ending on or prior to the date of such proposed payment for which financial statements have been delivered pursuant to subsection 4.1 hereof, shall be less than 3.00 to 1.00, and (B) the Borrower shall have previously paid in cash to the Subordinated Lenders the portion of the interest accruing on the Subordinated Notes at the rate of 12% per annum for the interest period from January 1, 2009 through March 31, 2009 (the “Ql Period”) and the interest period from April 1, 2009 through June 30, 2009 (the “Q2 Period”), and the interest period from July 1, 2009 through September 30, 2009 (the “Q3 Period”) and provided that the remainder of such interest (i.e., 4% per annum) accruing during the Ql Period, the Q2 Period and the Q3 Period shall have been capitalized and added to the outstanding principal amount of the Subordinated Notes on March 31, 2009, June 30, 2009 and September 30, 2009, respectively (it being understood and agreed that, for the avoidance of doubt, in no event shall any such accrued fees and expenses (including any amounts which have been compounded or otherwise capitalized) be paid if, at the time of such proposed payment, any of the events described in the second proviso of the immediately preceding sentence shall have occurred and been continuing).”

Section 4. Agreements.

(a) Each Loan Party hereby agrees and acknowledges that, the implementation of the Forbearance Period in accordance with the terms of the Forbearance Agreement notwithstanding, (i) the Designated Events of Default constitute existing Events of Default for all purposes under the Loan Documents, including, without limitation, for purposes of imposing the default rate of interest pursuant to and in accordance with Sections 1.3(c) and 1.9(c) of the Credit Agreement and for determining whether or not certain actions may be taken or otherwise acquiesced to by or on behalf of Borrower or any other Loan Party (and each Loan Party agrees that it shall not take any actions or permit any actions to occur without the prior written consent of the Agent and, to the extent applicable, Required Lenders to the extent prohibited under the Loan Documents during the existence of any Event of Default) except, during the Forbearance Period, for permitting the Agent or Lenders to accelerate the Obligations or exercise other remedies (other than the imposition of default interest) under the Credit Agreement or any other Loan Document or apply payments of the Obligations in accordance with

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Sections 1.10(a) and 1.10(c) of the Credit Agreement as a result of the Designated Events of Default (it being understood and agreed, notwithstanding anything to the contrary contained in the Forbearance Agreement or the Credit Agreement (including, but not limited to, Section 1.10(a)) all payments of the Obligations by the Loan Parties during the Forbearance Period shall be applied against the Obligations as specified by the Borrower and otherwise in accordance with the terms and conditions of the Credit Agreement and the other Loan Documents), and (ii) pursuant to the terms and conditions set forth in Section 5.11(b) of the Credit Agreement, as a result of the Designated Events of Default, the Loan Parties are prohibited from making any Restricted Payments of the type described in Section 5.11(b) of the Credit Agreement. Accordingly, any actions taken or omitted by the Loan Parties in violation of such provisions while any Event of Default exists will constitute additional Events of Default under the Credit Agreement and the other Loan Documents.

(b) As Borrower is aware, during the existence of the Designated Events of Default, pursuant to Section 2.2 of the Credit Agreement, no Lender has any obligation to make any Revolving Loan or issue any Lender Letter of Credit or Letter of Credit Participation Agreement as a result of such Designated Events of Default. During the Forbearance Period, the Agent and the Lenders agree that Borrower shall be permitted to continue to request Revolving Loans, Lender Letters of Credit and Letter of Credit Participation Agreements, and Revolving Loans shall be made and Lender Letters of Credit and Letter of Credit Participation Agreements shall be issued or entered into, in each case, notwithstanding the failure to satisfy the conditions set forth in Sections 2.2(b) or 2.2(c) of the Credit Agreement solely as a result of the existence of the Designated Events of Default, but subject to the other terms and conditions of the Credit Agreement, including, without limitation, the Revolver Cap (as defined in Section 1.1 of the Credit Agreement).

(c) The Loan Parties agree to deliver to the Agent by no later than July 22, 2009 revised projections of the Borrower’s and its Subsidiaries’ consolidated and consolidating financial performance for the period commencing June 1, 2009 through and including December 31, 2010 on a month by month basis.

(d) The Borrower agrees to make itself and its senior management members available for a telephone conference with the Lenders prior to August 10, 2009 to respond to inquiries and information requests from the Lenders concerning the projections described in clause (c) above, proposal for revised amendment terms and operations of the Borrower and its Subsidiaries.

(e) BORROWER AND THE OTHER LOAN PARTIES EACH HEREBY WAIVE ALL RIGHTS TO NOTICE AFTER THE FORBEARANCE TERMINATION DATE (INCLUDING ALL NOTICES REQUIRED UNDER THE UNIFORM COMMERCIAL CODE) AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE AGENT OR ANY LENDER OF THEIR RIGHTS TO REPOSSESS THE COLLATERAL WITHOUT JUDICIAL PROCESS, TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING AND/OR TO SELL, LEASE, TRANSFER OR

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OTHERWISE DISPOSE OF THE COLLATERAL. THIS SECTION 4(e) SHALL CONSTITUTE A WAIVER OF THE RIGHT TO NOTIFICATION OF DISPOSITION OF COLLATERAL UNDER SECTION 9-611 OF THE UNIFORM COMMERCIAL CODE AUTHORIZED BY EACH OF BORROWER AND THE OTHER LOAN PARTIES IN ACCORDANCE WITH SECTION 9-624 OF THE UNIFORM COMMERCIAL CODE. BORROWER AND THE OTHER LOAN PARTIES EACH WAIVE THE BENEFIT OF ALL VALUATION, APPRAISAL AND EXEMPTION LAWS AFTER THE FORBEARANCE TERMINATION DATE.

(f) BORROWER AND THE OTHER LOAN PARTIES EACH HEREBY WAIVE ALL RIGHTS TO REDEEM COLLATERAL UNDER SECTION 9-623 OF THE UNIFORM COMMERCIAL CODE AFTER THE FORBEARANCE TERMINATION DATE AND HEREBY ACKNOWLEDGE AND AGREE THAT EACH LOAN PARTY HAS AUTHORIZED SAME IN ACCORDANCE WITH SECTION 9-624 OF THE UNIFORM COMMERCIAL CODE.

Section 5. Ratification of Liability and Outstanding Obligations; Acknowledgment of Rights; Release of Claims. Each Loan Party hereby ratifies and confirms its liabilities, obligations and agreements under the Credit Agreement and the other Loan Documents, and the liens and security interests created, granted and perfected thereby, and acknowledges that: (i) it has no defenses, claims or set-offs to the enforcement by the Agent and/or the Lenders (or any of them) of such liabilities, obligations and agreements through and as of the date hereof; (ii) the Agent and the Lenders have fully performed all undertakings owed to the Loan Parties through and as of the date hereof; (iii) the Recitals set forth above are true and correct in all material respects and hereby are incorporated into this Agreement by this reference; and (iv) except to the limited extent of the Agent’s and Lenders’ agreement to forbear contained in the Forbearance Agreement, neither the Agent nor any of the Lenders waives, diminishes or limits any term or condition contained in the Credit Agreement or in any of the other Loan Documents. Each Loan Party hereby acknowledges, confirms and agrees that (i) as of the date of this Agreement, the outstanding principal amount of (A) the Revolving Loans is $1,957,261 and (B) the Term Loan is $71,998,168, in each case, plus accrued and unpaid interest, fees and other costs and expenses payable under the Credit Agreement and the other Loan Documents, (ii) as of the date of this Agreement, the aggregate amount of Letter of Credit Participation Liability is $1,900,000, and (iii) the payment of such amounts is not subject to any defense, counterclaim, recoupment or offset of any kind. IN CONSIDERATION OF THE AGENT’S AND LENDERS’ AGREEMENT TO FORBEAR PURSUANT TO THE FORBEARANCE AGREEMENT AND THE OTHER AGREEMENTS OF THE AGENT AND THE LENDERS CONTAINED IN THIS AGREEMENT, EACH LOAN PARTY, JOINTLY AND SEVERALLY, HEREBY IRREVOCABLY RELEASES AND FOREVER DISCHARGES THE AGENT, THE LENDERS AND THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, SUCCESSORS, ASSIGNS, PARTICIPANTS, DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS (EACH, A “RELEASED PERSON”) OF AND FROM ALL DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS AND CAUSES OF ACTION WHATSOEVER WHICH SUCH LOAN PARTY OR ANY OF ITS AFFILIATES MAY NOW HAVE OR CLAIM TO HAVE AGAINST THE AGENT, THE LENDERS (OR ANY OF THEM) OR ANY OTHER RELEASED PERSON ON ACCOUNT OF OR IN ANY WAY TOUCHING, CONCERNING,

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ARISING OUT OF OR FOUNDED UPON THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS AND/OR THE TRANSACTIONS CONTEMPLATED OR OTHERWISE EVIDENCED THEREBY, AND OF EVERY NATURE AND EXTENT WHATSOEVER, IN EACH CASE TO THE EXTENT (Y) ARISING ON OR PRIOR TO THE DATE HEREOF OR (Z) OUT OF, OR RELATING TO, ACTIONS, DEALINGS OR MATTERS OCCURRING ON OR PRIOR TO THE DATE HEREOF, BUT IN ALL CASES EXCLUDING ANY SUCH DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS AND CAUSES OF ACTION TO THE EXTENT ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE AGENT OR ANY LENDER, IN EACH CASE AS DETERMINED BY A COURT OF COMPETENT JURISDICTION IN A FINAL NON-APPEALABLE JUDGMENT OR ORDER.

Section 6. Conditions to Effectiveness. The effectiveness of the Agent’s and the Lenders’ obligations and agreements under this Agreement is subject to the satisfaction of all of the following conditions in a manner, form and substance reasonably satisfactory to the Agent (provided, the Agent may not waive such conditions absent consent from the Lenders signatory hereto):

(a) Delivery of Agreement. This Agreement shall have been duly authorized, executed and delivered to the Agent by the parties hereto.

(b) Delivery of Subordinated Loan Agreement. The Loan Parties and the Subordinated Lenders shall have executed and delivered to Agent evidence in form and substance reasonably satisfactory to Agent of a corresponding amendment to the Subordinated Lenders’ forbearance under the Subordinated Loan Agreement.

(c) Delivery of Subordination Agreement. The Loan Parties and the Subordinated Lenders shall have executed and delivered to Agent the Reaffirmation of and Fourth Amendment to Subordination Agreement.

(d) Payment of Fee. Borrower shall have paid (and Borrower hereby covenants and agrees to pay) to the Agent in immediately available dollars, a non- refundable fee in the amount of $217,495.42, which fee is due and payable in full on the date hereof and shall be distributed by Agent to Lenders signatory to this Agreement promptly after the date hereof in accordance with such Lenders’ pro rata share of the Obligations.

(e) Satisfaction of the Agent’s Counsel. All legal matters incident to the transactions contemplated hereby shall be reasonably satisfactory to counsel for the Agent.

(f) Delivery of Other Documents. Borrower shall have delivered such other instruments, documents, certificates, consents and waivers as the Agent may reasonably request.

(g) Fees. The Agent shall have received payment of all accrued and unpaid reasonable fees, costs and expenses due to the Agent and Lenders in connection with the negotiation, execution and delivery of this Agreement and any related document.

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The signature on behalf of the Loan Parties hereto shall constitute a representation, warranty and covenant by such Persons that the conditions set forth in this Section 6 have been satisfied or waived in writing by the Agent as of the date hereof.

Section 7. No Waiver; Subsequent Defaults.

(a) Each Loan Party acknowledges that nothing contained herein is, or shall be construed to be, a waiver or release by the Agent or the Lenders of any right, claim or cause of action, including, without limitation, any such right, claim or cause of action arising from or related to, directly or indirectly, the Designated Events of Default, or a waiver or release of the Designated Events of Default themselves. Except as otherwise expressly set forth herein prior to the Forbearance Termination Date, the Agent and the Lenders expressly reserve all rights, remedies, claims and causes of action against Borrower and the other Loan Parties, including, without limitation, all such rights, remedies, claims and causes of action arising from or related to, directly or indirectly, the Designated Events of Default.

(b) The Agent and the Lenders reserve all rights, claims and causes of action with respect to all Defaults and Events of Default, and each Loan Party acknowledges that nothing herein prohibits or prevents, or shall be construed to prohibit or prevent, the exercise or enforcement by the Agent and the Lenders of any such right, claim or cause of action at any time (except as expressly provided herein with respect to the Designated Events of Default).

(c) Any default by any Loan Party of any of its obligations under Section 4(c) or 4(d) of this Agreement shall constitute an immediate Event of Default under the Credit Agreement, without further action or notice by or any behalf of the Agent, the Lenders or any other Person.

Section 8. No Assurances regarding Extension of Forbearance Period or Restructuring of Credit Agreement. Without limiting the generality of Section 7 above and notwithstanding anything in this Agreement to the contrary, (i) the Loan Parties will not assert, claim or contend that any prior action or course of conduct by any or all of the Agent and the Lenders constitutes an agreement, obligations or cause of declining to continue such action or course of conduct in the future and (ii) the Loan Parties hereby acknowledge and agree that the Agent and the Lenders have made no commitment as to how or whether the Designated Events of Default will be resolved, nor have they given any assurances or commitments with respect to any additional or future forbearance, waiver, restructuring or accommodation of any kind upon the occurrence of the Forbearance Termination Date. Any agreement by Agent and the Lenders to extend the Forbearance Termination Date, if any, must be set forth in writing and signed by a duly authorized signatory of Agent and each of the Required Lenders.

Section 9. Representations and Warranties. Each Loan Party represents and warrants to the Agent and the Lenders that: (i) it has the corporate or limited liability company power and authority to execute and deliver this Agreement and to perform its obligations hereunder; (ii) upon the execution and delivery hereof, this Agreement shall constitute legal, valid and binding obligation of such Loan Party, enforceable upon such Loan Party in accordance with its terms,

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except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability; (iii) the execution and delivery of this Agreement does not and will not contravene, conflict with, violate or constitute a default under the Organization Documents of such Loan Party, any Requirement of Law, any order, injunction, writ or decree of any Governmental Authority to which such Loan Party or its Property is subject or any material Contractual Obligation to which such Loan Party is a party; (iv) no Default or Event of Default presently exists other than the Designated Events of Default; and (v) no cash payment of interest on account of the Subordinated Notes has been made for the March 31, 2009 and June 30, 2009 interest payment dates on the Subordinated Notes.

Section 10. Costs and Expenses. Each Loan Party hereby ratifies and reaffirms its fee, cost and expense reimbursement obligations under Section 9.5 of the Credit Agreement.

Section 11. Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed an original and all of which, when taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

Section 12. Further Assurances. Each Loan Party covenants and agrees that it will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as may be reasonably required by the Agent or the Lenders to effectuate fully the intent of this Agreement.

Section 13. Amendment to the Credit Agreement and the other Loan Documents. The Credit Agreement and the other Loan Documents shall be deemed to be amended by this Agreement. Any references contained in the Credit Agreement or any other Loan Document to the “Credit Agreement” shall be deemed to refer to the Credit Agreement, as amended hereby. Except as amended hereby, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. This Agreement is not a novation, nor is it to be construed as a release, waiver, extension of forbearance or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in the Credit Agreement or any of the other Loan Documents, except as expressly stated herein. This Agreement shall constitute a Loan Document.

Section 14. Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

Section 15. Captions. The captions and headings in this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

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Section 16. Entire Agreement. Except to the extent specifically set forth herein, the Agent and the Lenders reserve and preserve all rights and remedies under the Credit Agreement and the other Loan Documents. The Forbearance Agreement and this Agreement contains the entire agreement among the Agent, the Lenders and the Loan Parties with respect to the Designated Events of Default and with respect to the Agent’s and Lenders’ agreement to forbear from exercising rights and remedies on account of the Designated Events of Default.

Section 17. Drafting and Negotiation of Agreement. Each Loan Party acknowledges that (i) it has been represented by its own counsel in connection with the negotiation, preparation and execution of this Agreement and all other agreements, documents and instruments executed in connection herewith and therewith, and the transactions contemplated herein and therein, (ii) it has exercised independent judgment with respect to such negotiation, preparation and execution and transactions, (iii) it has not relied on any other party hereto or thereto (or counsel for such party) with respect to such agreements, documents and instruments and such transactions and (iv) any principal of contract construction that favors or disfavors the parties whose attorneys have drafted a contract, or provision thereof, shall not be applied to this Agreement or such other agreements, documents and instruments. No prior drafts of this Agreement, or any negotiations regarding the terms in those drafts, shall be admissible in any court to vary or interpret the terms of this Agreement, the parties hereto agreeing that this Agreement constitutes the final expression of the parties’ agreement and supersedes all prior written and oral understandings regarding the terms of this Agreement.

Section 18. Governing Law; Submission to Jurisdiction. (a) The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Agreement, including, without limitation, its validity, interpretation, construction, performance and enforcement.

(b) Any legal action or proceeding with respect to this Agreement or any other Loan Document may be brought in the courts of the State of Illinois located in the City of Chicago, Illinois, or of the United States of America sitting in Chicago, Illinois and, by execution and delivery of this Agreement, the Borrower and each other Loan Party executing this Agreement hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.

Section 19. WAIVER OF JURY TRIAL. THE PARTIES HERETO, TO THE EXTENT PERMITTED BY LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY. THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.

Section 20. Reaffirmation. Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Loan Party grants liens or

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security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby: (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations. Each of the Loan Parties hereby consents to this Agreement and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed.

[remainder of page intentionally left blank;

signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

BORROWER:

PANTHER II TRANSPORTATION, INC., an Ohio corporation

By:	/s/ Roy Showman
Name:	Roy Showman
Title:	CFO

OTHER LOAN PARTIES:

PANTHER EXPEDITED SERVICES, INC., a Delaware corporation f/k/a PTHR Holdings, Inc.

By:	/s/ Roy Showman
Name:	Roy Showman
Title:	CFO

PANTHER II, INC., an Ohio corporation f/k/a Sokolowski, Inc

By:	/s/ Roy Showman
Name:	Roy Showman
Title:	CFO

INTEGRES GLOBAL LOGISTICS, INC., a Delaware corporation

By:	/s/ Roy Showman
Name:	Roy Showman
Title:	CFO

KEY TRANSPORTATION SERVICES, INC., a Texas corporation

By:	/s/ Roy Showman
Name:	Roy Showman
Title:	CFO

ELITE TRANSPORTATION SERVICES, LLC d/b/a Elite Logistics Worldwide, an Oregon limited liability company

By:	/s/ Roy Showman
Name:	Roy Showman
Title:	CFO

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

AGENT AND LENDERS:

ANTARES CAPITAL CORPORATION, as Agent and a Lender

By:	/s/ Brian E. Sommerfeld
Name:	Brian E. Sommerfeld
Title:	Duly Authorized Signatory

First Amendment to Forbearance Agreement and Eighth Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

Pangaea CLO 2007-1 LTD.
By Pangaea Asset Management, LLC, its Collateral Manager

By:	/s/ Mark S. Maglaya
Name:	Mark S. Maglaya
Title:	Assistant Secretary

First Amendment to Forbearance Agreement and Eighth Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

De Meer Middle Market CLO 2006-1, LTD. By Pangaea Asset Management, LLC, its Collateral Manager

By:	/s/ Mark S. Maglaya
Name:	Mark S. Maglaya
Title:	Assistant Secretary

First Amendment to Forbearance Agreement and Eighth Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

ORIX FINANCE CORP, a Lender

By:	/s/ Christopher L. Smith
Name:	Christopher L. Smith
Title:	Authorized Representative

First Amendment to Forbearance Agreement and Eighth Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

OFSI Fund III, Ltd.

By:	Orchard First Source Capital, Inc.
Its:	attorney in fact

By:	/s/ Ryan Rassin
Name:	Ryan Rassin
Title:	DIRECTOR

First Amendment to Forbearance Agreement and Eighth Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

OFS Funding, LLC

By:	Orchard First Source Capital, Inc.

Its:	Attorney in Fact

By:	/s/ Ryan Rassin
Name:	Ryan Rassin
Title:	DIRECTOR

First Amendment to Forbearance Agreement and Eighth Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

Bank of America NA, as successor to LaSalle Bank National Association, as a Lender

By:	/s/ James Ford
Name:	James Ford
Title:	Senior Vice President

First Amendment to Forbearance Agreement and Eighth Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

M&I MARSHALL & ILSLEY BANK, as a Lender

By:	/s/ Stephen E. Kalmer
Name:	Stephen E. Kalmer
Title:	Vice President

First Amendment to Forbearance Agreement and Eighth Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

ANTARES FUNDING, L.P.

By:	The Bank of New York Trust Company, N.A., as Trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30,1999, as a Lender

	By:	/s/ Zeeshan Ahmed
	Name:	Zeeshan Ahmed
	Title:	VICE PRESIDENT

First Amendment to Forbearance Agreement and Eighth Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

NAVIGATOR CDO 2003, LTD., as a Lender

By:	GE Asset Management Inc., as Collateral Manager

By:	/s/ John Campos
Name:	John Campos
Title:	Authorized Signatory

NAVIGATOR CDO 2006, LTD., as a Lender

By:	GE Asset Management Inc., as Collateral Manager

By:	/s/ John Campos
Name:	John Campos
Title:	Authorized Signatory

NAVIGATOR CDO 2005, LTD., as a Lender

By:	GE Asset Management Inc., as Collateral Manager

By:	/s/ John Campos
Name:	John Campos
Title:	Authorized Signatory

First Amendment to Forbearance Agreement and Eighth Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

BABSON CLO LTD. 2005-I

BABSON CLO LTD. 2005-II

BABSON CLO LTD. 2005-III

BABSON CLO LTD. 2006-I

BABSON MID-MARKET CLO LTD. 2007-II

LOAN STRATEGIES FUNDING LLC,

as Lenders

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Stephen R.B. Rixham
Name:	Stephen R.B. Rixham
Title:	Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as a Lender By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Stephen R.B. Rixham
Name:	Stephen R.B. Rixham
Title:	Director

First Amendment to Forbearance Agreement and Eighth Amendment to Credit Agreement